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                              Janus Investment Fund

                           Janus Equity and Bond Funds

                          Supplement dated July 2, 2009
           to Currently Effective Statement of Additional Information

Effective July 6, 2009, the following replaces the third paragraph found under "CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS" section of the Statement of Additional Information:

     For transfer agency and other services, Janus Services receives an asset-weighted fee from each Fund based on the average proportion of each Fund's total net assets sold directly and the average proportion of each Fund's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Prior to October 13, 2008, the applicable fee rates were 0.16% on net assets for the proportion of assets sold directly and 0.21% for the proportion of assets sold through intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure. The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for the Bond Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account. In addition, the Funds use a DST system to track and process redemption fees. The Funds currently pay DST an annual per account rate for this system. The fee is only charged to Funds with redemption fees.

                Please retain this Supplement with your records.

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                              Janus Investment Fund

                             Janus Smart Portfolios

                          Supplement dated July 2, 2009
           to Currently Effective Statement of Additional Information

Effective July 6, 2009, the following replaces the fourth paragraph found under "CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS" section of the Statement of Additional Information:

     For transfer agency and other services, Janus Services receives an asset-weighted fee from each Portfolio based on the average proportion of each Portfolio's total net assets sold directly and the average proportion of each Portfolio's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Prior to October 13, 2008, each Smart Portfolio paid Janus Services an annual fixed-rate fee of 0.05% of net assets, calculated daily based on each Portfolio's closing net asset value. The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Portfolios also pay DST at an annual rate of $1.10 per closed shareholder account.

                Please retain this Supplement with your records.